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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported) August 15, 2000


                     MELLON RESIDENTIAL FUNDING CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                      333-72907               23-2889067
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      (State or other                  (Commission            (IRS Employer
jurisdiction of incorporation)         File Number)             ID Number)


One Mellon Center, Room 410, Pittsburgh, Pennsylvania                   15258
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(Address of principal executive offices)                              (Zip Code)

Registrant's Telephone Number, including area code:  (412) 236-6559
                                                     --------------

                                       N/A
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.

Filing of Pooling and Servicing Agreement.

         Mellon Residential Funding Corporation (the "Depositor") registered issuances of up to $2,000,000,000 principal amount of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 of the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-72907) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, approximately $474,776,100 principal amount of Mortgage Pass-Through Certificates, Series 2000-TBC3 (the "Certificates") were issued on August 15, 2000.

         The Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2000 (the "Pooling and Servicing Agreement"), among the Depositor, Boston Safe Deposit and Trust Company, as seller (in such capacity, the "Seller") and master servicer (in such capacity, the "Master Servicer"), Mellon Bank, N.A., as standby purchaser (the "Standby Purchaser"), and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee").

         This Current Report on Form 8-K is being filed to file a copy of the Pooling and Servicing Agreement.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         4.1 Pooling and Servicing Agreement, dated as of August 1, 2000, among Mellon Residential Funding Corporation, as Depositor, Boston Safe Deposit and Trust Company, as Seller and Master Servicer, Mellon Bank, N.A., as Standby Purchaser, and National Association, as Trustee.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          MELLON RESIDENTIAL FUNDING CORPORATION


                                          By: /s/ Kelly A. Provenzano
                                             -----------------------------------
                                             Name: Kelly A. Provenzano
                                             Title: Vice President and Secretary


Dated: August 21, 2000


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                                  EXHIBIT INDEX

Exhibit                                                                Page
-------                                                                ----

4.1 Pooling and Servicing Agreement, dated as of August 1, 2000, among Mellon Residential Funding Corporation, as Depositor, Boston Safe Deposit and Trust Company, as Seller and Master Servicer, Mellon Bank, N.A., as Standby Purchaser, and Wells Fargo Bank Minnesota, National Association, as Trustee.